Annual Report September 30, 1997

                             O P P E N H E I M E R

                                  Limited-Term
                                   Government
                                      Fund

                           [photo of capitol building]

                            [Oppenheimerfunds logo]

Report highlights
--------------------------------------------------------------------------------
Contents

 3     President's Letter

 4     Fund Performance

 6     An Interview
       with the Fund's
       Managers

11     Statement of
       Investments

14     Statement of
       Assets &
       Liabilities

16     Statement of
       Operations

17     Statements of
       Changes in
       Net Assets

18     Financial Highlights

20     Notes to Financial
       Statements

29     Independent
       Auditors' Report

30     Federal Income
       Tax Information

31     Officers &
       Trustees

32     Information &
       Services



[bullet] Our strong returns helped the Fund outperform the general U.S. government securities market during the past twelve months.

[bullet] Long-term interest rates remained within a fairly narrow trading range, creating a favorable environment for the Fund.

[bullet] Mortgage-backed securities comprised about 45% to 65% of the Fund's assets during the period. U.S. Treasury bonds balanced out the rest of the portfolio.

--------------------------------
Avg Annual Total Returns
--------------------------------
For the 1-year period ended
9/30/97 without sales charges(1)

Class A
--------------------------------
7.62%
--------------------------------

Class B
--------------------------------
6.82%
--------------------------------

Class C
--------------------------------
6.83%
--------------------------------



Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2  Oppenheimer Limited-Term Government Fund

Dear shareholder,
--------------------------------------------------------------------------------


[photo of James C. Swain]
James C. Swain
Chairman
Oppenheimer
Limited-Term
Government Fund

[photo of Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
Limited-Term
Government Fund


As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

      To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

      While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike.

      As a result, when October 27 arrived, our equity funds held above-average cash positions relative to many of our competitors. Not only did our higher cash levels serve as a protection, they also enabled us to buy the stocks of numerous excellent companies that were selling at more reasonable prices. In addition, our international and global funds were not as impacted because they weren't heavily invested in Southeast Asia and Japan. Finally, on the fixed-income side, our bond funds were generally characterized by longer-than-normal durations, which allowed us to lock in higher yields.

      In conclusion, many of our funds experienced relatively strong performance during the October-November market shake-ups. We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

      For frequent market updates, please visit our website at www.oppenheimer funds.com or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.



/s/ James C. Swain                      /s/ Bridget A. Macaskill
James C. Swain                          Bridget A. Macaskill
November 7, 1997


3  Oppenheimer Limited-Term Government Fund

Performance update
--------------------------------------------------------------------------------

-------------------------------
Avg Annual Total Returns
-------------------------------
For the Period Ended 9/30/97(1)

Class A
   1 year   5 year   10 year
-------------------------------
   3.85%    5.12%    8.22%
-------------------------------

Class B
                     Since
   1 year   5 year   Inception
-------------------------------
   2.82%    N/A      4.64%
-------------------------------

Class C
                     Since
   1 year   5 year   Inception
-------------------------------
   5.83%    N/A      6.40%
-------------------------------

-------------------------------
Cumulative Total Return
-------------------------------
For the Period Ended 9/30/97(1)

Class A
   5 year
-------------------------------
   28.36%   $12,836(4)
-------------------------------

Oppenheimer Limited-Term Government Fund performed very well over the past twelve months, largely because of its heavy weighting to mortgage-backed securities. In fact, the Fund's Class A shares provided an average annual total return of 7.62%, without sales charges, for the one-year period ended September 30, 1997.(2) These returns helped the Fund outperform the general U.S. government securities market. During the same period, Lipper Analytical Services ranked the Fund's Class A shares in its top quartile of all U.S. government funds in its category.(3)

[typeset representation of mountain chart]

Growth of $10,000
Over five years
(without sales charges)(4)

          Lehman            Oppenheimer
          Brothers          Limited-Term
          Government        Government
          Bond              Fund
          Index             Class A shares

9/30/92   10000             10000
          10004             10034
          10456             10317
          10759             10585
          11108             10761
          11071             10818
          10737             10853
          10614             10765
          10659             10841
          10697             10869
          11201             11276
          11896             11511
          12105             11712
          12658             12003
          12372             12040
          12430             12137
          12640             12360
          13009             12588
          12904             12710
          13350             13036
9/30/97   13797             13290

[end mountain chart]

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 3.50%. Class A shares were first publicly offered on 3/10/86. The Fund's maximum sales charge for Class A shares was higher prior to 2/23/94, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (since inception on 5/3/93). Class Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 2/1/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. The Fund's investment policy of limiting average portfolio duration was adopted on 5/1/94, and the Fund had a different advisor prior to 4/7/90.


4  Oppenheimer Limited-Term Government Fund

Portfolio review
--------------------------------------------------------------------------------

-----------------------------
Standard Yields(5)
-----------------------------
For the 30 Days Ended 9/30/97

Class A
-----------------------------
5.53%
-----------------------------

Class B
-----------------------------
4.97%
-----------------------------

Class C
-----------------------------
4.96%
-----------------------------


Sector Allocation(6)

[pie chart]

U.S. Notes & Bonds                      46.8%
Federal National Mortgage Assoc.        28.6
Federal Home Loan Mortgage              13.4
Government National Mortgage Assoc.     10.3
Repurchase Agreements                    0.9


Oppenheimer Limited-Term Government Fund is for investors looking for income and safety of principal from a short-duration bond portfolio.7

What We Look For

[bullet] Sectors of the government debt market that offer relative value.

[bullet] High income potential to help cushion against volatility.

[bullet] Diversification among different types of government securities, such as Fannie Maes, Ginnie Maes, and U.S. Treasuries.

[bullet] Securities that are less sensitive to changes in interest rates.



2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Source: Lipper Analytical Services, 9/30/97. Oppenheimer Limited-Term Government Fund's Class A shares were ranked 22 out of 96 (1-year), 6 out of 41 (5-year), and 1 out of 12 (10-year) for the periods ended 9/30/97. Oppenheimer Limited-Term Government Fund is characterized by Lipper as a short-intermediate U.S. government fund. Lipper rankings are based on total return and do not take sales charges into consideration.

4. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The Lehman Brothers Government Bond Index is an unmanaged broad-based index of U.S. Treasury issues and corporate debt guaranteed by the U.S. government, and cannot be purchased directly by investors.

5. Standardized yield is based on net investment income for the 30-day period ended 9/30/97. Falling net asset values will tend to artificially raise yields.

6. Portfolio data is as of 9/30/97, and is subject to change. Portfolio data are dollar-weighted based on total market value of investments.

7. The Fund may be more volatile than certain short-term investments and may not have the return potential of longer-term investments.


5  Oppenheimer Limited-Term Government Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed during the 12-month period ended September 30, 1997?

Oppenheimer Limited-Term Government Fund's Class A shares provided an average annual total return of 7.62%, without sales charges, for the one-year period ended September 30, 1997.(1) These returns helped the Fund outperform the general U.S. government securities market. Accordingly, the Fund was ranked in the top quartile in its category for the one-year period ended September 30, 1997, as determined by Lipper Analytical Services.(2)


What influences and events had the greatest effect on the market for U.S. government securities?

During the early part of the year, the U.S. government securities market was volatile as investors became concerned about the high rate of economic growth and its potentially adverse effects on inflation. Yields on 30-year U.S. Treasury bonds rose and, in March, the Federal Reserve raised short-term interest rates in an effort to prevent a resurgence of inflation.

        By April, however, it became clear to most investors that their inflation fears were unjustified. Even though the economy was growing and unemployment was low, no economic data indicated that inflation would become a problem. More recently, interest rates have drifted lower. Difficulties in the Pacific Rim economies caused many foreign investors to buy


----------------
"We don't
believe that
higher inflation
is imminent."


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, 9/30/97. Oppenheimer Limited-Term Government Fund's Class A shares were ranked 22 out of 96 (1-year), 6 out of 41 (5-year), and 1 out of 12 (10-year) for the periods ended 9/30/97. Oppenheimer Limited-Term Government Fund is characterized by Lipper as a short-intermediate U.S. government fund. Lipper rankings are based on total return and do not take sales charges into consideration.


6  Oppenheimer Limited-Term Government Fund

[photo of Webman, Palmieri and Falconio]
Portfolio Management
Team (l to r)
Jerry Webman
(Fund Manager)
Gina Palmieri
Leslie Falconio



U.S. Treasury securities for their high credit quality, increasing demand for a limited supply of investments. Overall, however, long-term interest rates have remained within a relatively narrow range over the last six months. This has continued to create a favorable environment for the Fund.

Why are stable long-term interest rates positive for a limited-term bond fund?

The Fund primarily holds two types of securities--U.S. Treasury bonds and mortgage-backed securities. Treasury bonds are issued and guaranteed directly by the federal government. Mortgage-backed securities are pools of home mortgages that are securitized and backed by government agencies, such as the Government National Mortgage Association (GNMA) and Federal National Mortgage Association (FNMA). Mortgage-backed securities usually offer higher yields than comparable Treasury securities, and they tend to perform best in a stable market environment. That's because stable interest rates reduce the risk that homeowners in the pool will refinance their mortgages and return principal early to bondholders. This phenomenon, known as prepayment risk, can adversely affect mortgage-backed securities when interest rates decline substantially.


7  Oppenheimer Limited-Term Government Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------

How much did you allocate to mortgage-backed securities over the period?

We've maintained a fairly large percentage--between 45% and 60% of the portfolio--in mortgage-backed securities, and that's helped our performance. The bulk of these investments are in securities backed by U.S. government agencies, so their credit quality is very high.

Where did you find the best values in U.S. Treasury securities?

It was an interesting period for U.S. Treasury securities. Strong economic conditions helped produce higher- than-expected federal tax revenues, easing pressure on the federal budget. In turn, a declining federal budget deficit required the federal government to issue fewer bonds. Yet, demand for these investments remained high from both domestic and overseas investors who sought the safety of a U.S. government guarantee. As a result, yields on most U.S. Treasury securities remained low relative to their historical relationship with other fixed-income securities. Consistent with our diversified investment approach, we invested between 40% and 55% of the portfolio in Treasuries. In this Fund, we've had good success using a "barbell" strategy in which we take advantage of the higher yields provided by longer-dated Treasuries and balance their risks with very short-term U.S. Treasury bills. This approach enabled us to produce an average duration of between 2.25 years and 2.75 years.

------------------
"We've maintained
a fairly large
percentage
of the Fund's
assets..."


8  Oppenheimer Limited-Term Government Fund

What is your outlook for the future?

We expect the current economic environment to persist over the next few months, although hints of stronger economic growth may cause some temporary concerns among investors. Nevertheless, we do not believe that higher inflation is imminent.

        Longer term, we are optimistic about the direction of interest rates, which should continue to decline slowly albeit not in a straight line. If this gradual decline in interest rates occurs, it should produce positive results for investments in mortgage-backed securities. Investors should continue to seek higher yields wherever they can find them, and mortgage-backed securities are a relatively low-risk way to earn additional yield.

-------------------
"...in mortgage-
backed securities,
which helped our
performance."


9  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

Financials

10  Oppenheimer Limited-Term Government Fund

---------------------------------------------------------------------
 Statement of Investments  September 30, 1997
---------------------------------------------------------------------


                                                                     Face            Market Value
                                                                     Amount          See Note 1
----------------------------------------------------------------------------------------------------
Mortgage-Backed Obligations--62.9%
----------------------------------------------------------------------------------------------------
Government Agency--62.9%
----------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--50.5%
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
Participation Certificates:
Series 1060, Cl. D, 8.20%, 7/15/19(1)                                $     37,223    $     37,154
Series 1065, Cl. H, 8.50%, 10/15/19                                     3,419,877       3,446,587
Series 1092, Cl. K, 8.50%, 6/15/21                                     16,000,000      17,310,538
Series 1097, Cl. L, 8.60%, 2/15/06                                      1,720,315       1,746,121
Series 1252, Cl. J, 8%, 5/15/22                                         7,000,000       7,541,608
Series 1343, Cl. LA, 8%, 8/15/22                                        9,100,000       9,788,499
Series 1455, Cl. J, 7.50%, 12/15/22                                     6,375,000       6,694,822
Series 151, Cl. F, 9%, 5/15/21                                          2,500,000       2,717,207
Series 1914, Cl. H, 6.50%, 8/15/24                                      2,500,000       2,384,375
Series 1920, Cl. M, 6.50%, 6/15/23                                      5,000,000       4,889,093
10%, 8/1/21                                                             3,262,038       3,612,137
11.50%, 6/1/20                                                          1,754,182       2,056,779
11.75%, 1/1/16                                                          2,546,494       2,957,914
13%, 8/1/15                                                             3,347,827       4,062,380
9.25%, 11/1/08                                                            400,607         426,355
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Series 1610, Cl. PM, 6.25%, 4/15/22                                     7,500,000       7,387,500
Interest-Only Stripped Mtg.-Backed Security, Series 177, Cl. B,
10.424%-12.786%, 7/1/26(2)                                            111,052,167      36,230,771
Principal-Only Stripped Mtg.-Backed Security, Series 179, 4.959%,
9/1/26(3)                                                              16,569,538      12,693,820
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
7%, 8/1/25-2/1/27                                                       7,855,896       7,827,256
7%, 11/1/12-10/25/27(4)                                                20,710,000      20,765,828
7.50%, 6/1/25-8/1/25                                                   10,811,032      11,014,498
7.50%, 11/25/12-10/1/27(4)                                            114,275,000     116,295,509
9%, 8/1/19                                                                653,278         703,333
9.50%, 11/1/21                                                            400,278         433,697
11%, 11/1/15-5/15/19                                                   14,696,231      16,846,755
11.25%, 6/1/14                                                          1,348,572       1,530,208
11.50%, 8/15/13                                                         1,402,715       1,637,232
11.75%, 9/1/03-11/1/15                                                    494,119         565,620
12%, 1/1/16-4/15/19                                                     6,693,286       7,900,497
13%, 8/1/10-12/1/15                                                     4,937,561       5,989,045
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 1992-34,
Cl. G, 8%, 3/25/22                                                      2,940,000       3,150,386
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
12.50%, 12/1/15                                                         2,966,676       3,588,752
8%, 1/1/23                                                                241,271         250,259
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                    5,000,000       5,706,007

11  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Statement of Investments   (Continued)
--------------------------------------------------------------------------------


                                                                     Face            Market Value
                                                                     Amount          See Note 1
----------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored (continued)
Federal National Mortgage Assn.:
Trust 1991-169, Cl. PK, 8%, 10/25/21                                 $    595,000    $    630,510
Trust 1991-170, Cl. E, 8%, 12/25/06                                     2,500,000       2,626,335
Trust 1992-169, Cl. L, 7%, 9/25/22                                      5,500,000       5,427,903
Trust 1994-51, Cl. PH, 6.50%, 1/25/23                                   5,000,000       4,976,550
Trust 1995-4, Cl. PC, 8%, 5/25/25                                       4,806,220       5,201,341
Trust 1996-64, Cl. PB, 6.50%, 1/18/19                                   1,500,000       1,509,236
Trust 1997-25, Cl. B, 7%, 12/18/22                                      3,420,000       3,434,426
Trust 1997-27, Cl. J, 7.50%, 4/18/27                                    7,095,360       7,400,184
Trust 1997-5, Cl. B, 7%, 9/18/17                                        9,191,000       9,239,354
Trust G93-31, Cl. PN, 7%, 9/25/23                                       5,000,000       5,008,721
Principal-Only Stripped Mtg.-Backed Security:
Trust 148, Cl. G, 0.443%, 8/25/23(3)                                    8,891,258       5,351,426
Trust 1997-7, Cl. GA, 6.889%, 7/25/23(3)                                2,980,588       1,628,146
Trust 277-C1, 5.346%, 4/1/27(3)                                        13,423,756       9,723,834
STRIPS, Pass-Through Certificates, Trust 6, Cl. IP, 11.50%, 3/1/09      2,014,854       2,281,178
                                                                                     -------------
                                                                                      394,627,686

----------------------------------------------------------------------------------------------------
GNMA/Guaranteed--12.4%
Government National Mortgage Assn.:
6%, 11/1/27(4)                                                         19,500,000      19,621,875
6%, 8/20/27                                                             5,000,000       5,043,750
7.50%, 10/1/27(4)                                                      15,000,000      15,257,850
7.50%, 10/15/25-9/15/27                                                37,665,229      38,345,519
8%, 9/15/07                                                               125,427         130,946
8.50%, 9/15/21                                                             59,224          62,739
9.50%, 9/15/17                                                            125,276         136,634
10.50%, 1/15/16-7/15/21                                                 2,629,618       2,951,065
11%, 2/15/98-10/20/19                                                   6,399,215       7,263,869
11.50%, 1/15/13-5/15/13                                                   619,704         689,454
13%, 2/15/11-9/15/14                                                       54,289          64,692
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-5, Cl. PQ, 7.493%,
7/16/24                                                                 6,900,000       7,231,491
                                                                                     -------------
                                                                                       96,799,884
                                                                                     -------------
Total Mortgage-Backed Obligations (Cost $489,117,019)                                 491,427,570

----------------------------------------------------------------------------------------------------
U.S. Government Obligations--56.2%
----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
8.125%, 8/15/19                                                           218,000         259,488
STRIPS, Zero Coupon, 7.14%, 8/15/22(5)                                 19,400,000       3,876,913



12  Oppenheimer Limited-Term Government Fund


                                                    Face           Market Value
                                                    Amount         See Note 1
--------------------------------------------------------------------------------
U.S. Government Obligations (continued)
U.S. Treasury Nts.:
6%, 8/15/00                                         $91,000,000    $ 91,341,333
6.875%, 3/31/00                                      50,140,000      51,315,179
7.25%, 2/15/98                                       83,100,000      83,645,382
7.50%, 10/31/99                                       6,100,000       6,296,347
7.75%, 12/31/99                                      74,280,000      77,228,022
8.25%, 7/15/98                                       62,500,000      63,769,560
8.875%, 11/15/97(6)                                  57,000,000      57,249,427
9.125%, 5/15/99                                       2,765,000       2,905,843
9.25%, 8/15/98                                        1,500,000       1,545,469
                                                                   -------------
Total U.S. Government Obligations (Cost $441,125,185)               439,432,963

                                         Date       Strike   Contracts
-------------------------------------------------------------------------------
Call Options Purchased--0.0%
-------------------------------------------------------------------------------
U.S. Treasury Nts. 6.625%
5/15/07 Call Opt. (Cost $175,359)       10/97     105.188%     25,800    24,187


                                                                     Face
                                                                     Amount
----------------------------------------------------------------------------------------------------
Repurchase Agreements--1.1%
----------------------------------------------------------------------------------------------------
Repurchase agreement with Goldman, Sachs & Co., 6.125%, dated
9/30/97, to be repurchased at $8,401,429 on 10/1/97, collateralized by U.S. Treasury Nts., 5.75%, 8/15/03, with a value of $8,571,047
(Cost $8,400,000)                                                     $  8,400,000         8,400,000
----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $938,817,563)                              120.2%      939,284,720
----------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                        (20.2)     (157,741,776)
                                                                      ------------    --------------
Net Assets                                                                   100.0%   $  781,542,944
                                                                      ============    ==============

1. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

4. When-issued security to be delivered and settled after September 30, 1997.

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

6. Securities with an aggregate market value of $2,008,752 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

13  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  September 30, 1997
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Assets
Investments, at value (cost $938,817,563)--see accompanying statement     $  939,284,720
----------------------------------------------------------------------------------------
Cash                                                                             235,449
----------------------------------------------------------------------------------------
Receivables:
Investments sold                                                              97,080,335
Interest and principal paydowns                                                9,171,488
Shares of beneficial interest sold                                             6,092,989
Daily variation on futures contracts--Note 5                                      50,641
----------------------------------------------------------------------------------------
Other                                                                             13,829
                                                                          --------------
Total assets                                                               1,051,929,451
----------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued basis--Note 1                         266,798,217
Shares of beneficial interest redeemed                                         1,713,177
Dividends                                                                      1,138,246
Distribution and service plan fees                                               455,235
Transfer and shareholder servicing agent fees                                     71,678
Daily variation on futures contracts--Note 5                                       3,644
Other                                                                            206,310
                                                                          --------------
Total liabilities                                                            270,386,507
----------------------------------------------------------------------------------------
Net Assets                                                                $  781,542,944
                                                                          ==============
----------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                           $  792,268,602
----------------------------------------------------------------------------------------
Overdistributed net investment income                                               (189)
----------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                     (10,729,954)
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                          4,485
                                                                          --------------
Net assets                                                                $  781,542,944
                                                                          ==============


14  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$524,507,808 and 50,926,979 shares of beneficial interest outstanding)          $10.30
Maximum offering price per share (net asset value plus sales charge of
3.50% of offering price)                                                        $10.67

--------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $183,475,666 and 17,816,755 shares of beneficial interest outstanding)       $10.30

--------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $73,559,470 and 7,151,819 shares of beneficial interest outstanding)         $10.29

See accompanying Notes to Financial Statements.

15  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended September 30, 1997
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Investment Income
Interest                                                                   $53,794,323

--------------------------------------------------------------------------------------
Expenses
Distribution and service plan fees--Note 4:
Class A                                                                      1,078,579
Class B                                                                      1,713,202
Class C                                                                        573,966
--------------------------------------------------------------------------------------
Management fees--Note 4                                                      2,924,120
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                          716,765
--------------------------------------------------------------------------------------
Shareholder reports                                                            238,319
--------------------------------------------------------------------------------------
Registration and filing fees                                                   140,036
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                    118,902
--------------------------------------------------------------------------------------
Legal and auditing fees                                                         39,642
--------------------------------------------------------------------------------------
Trustees' fees and expenses                                                      2,215
--------------------------------------------------------------------------------------
Other                                                                           23,506
                                                                          ------------
Total expenses                                                               7,569,252

--------------------------------------------------------------------------------------
Net Investment Income                                                       46,225,071

--------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                                    (81,142)
Closing of futures contracts                                                (3,902,026)
Closing of options written                                                    (166,766)
                                                                          ------------
Net realized loss                                                           (4,149,934)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments         5,545,271
                                                                          ------------
Net realized and unrealized gain                                             1,395,337

--------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                       $47,620,408
                                                                          ============

See accompanying Notes to Financial Statements.

16  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                   Year Ended September 30,
                                                                   1997               1996
--------------------------------------------------------------------------------------------------
Operations
Net investment income                                              $  46,225,071     $ 39,979,280
--------------------------------------------------------------------------------------------------
Net realized loss                                                     (4,149,934)      (8,479,349)
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                  5,545,271       (2,255,816)
                                                                   -------------     -------------
Net increase in net assets resulting from operations                  47,620,408       29,244,115

--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                              (30,141,730)     (26,704,976)
Class B                                                              (10,420,608)      (8,852,431)
Class C                                                               (3,475,469)      (1,884,621)
--------------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                                 (700,992)      (1,369,245)
Class B                                                                 (245,211)        (503,246)
Class C                                                                  (98,310)        (142,148)

--------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                               85,939,817       97,751,994
Class B                                                               22,254,728       42,090,398
Class C                                                               27,993,027       31,425,681

--------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                       138,725,660      161,055,521
--------------------------------------------------------------------------------------------------
Beginning of period                                                  642,817,284      481,761,763
                                                                   -------------     -------------
End of period (including overdistributed net investment income
of $189 and $186, respectively)                                    $ 781,542,944     $642,817,284
                                                                   =============     =============

See accompanying Notes to Financial Statements.

17  Oppenheimer Limited-Term Government Fund

 Financial Highlights


                                              Class A
                                              -------------------------------------------------------------------
                                              Year Ended September 30,
                                              1997            1996           1995           1994           1993
------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period             $10.26         $10.44         $10.40         $11.04        $10.97
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                               .73            .75            .79            .72           .73
Net realized and unrealized gain (loss)             .03           (.19)           .01           (.64)          .07
                                                 ------         ------         ------         ------        ------
Total income (loss) from investment
operations                                          .76            .56            .80            .08           .80
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.71)          (.71)          (.76)          (.71)         (.73)
Tax return of capital distribution                 (.01)          (.03)            --           (.01)           --
                                                 ------         ------         ------         ------        ------
Total dividends and distributions
to shareholders                                    (.72)          (.74)          (.76)          (.72)         (.73)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.30         $10.26         $10.44         $10.40        $11.04
                                                 ======         ======         ======         ======        ======
------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)                7.62%          5.54%          8.03%          0.74%         7.61%
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $524,508       $436,889       $346,015       $227,858      $178,944
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $443,514       $393,727       $274,313       $190,829      $161,318
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              7.13%          7.22%          7.64%          6.74%         6.70%
Expenses                                           0.87%          0.87%          0.91%          0.99%         1.02%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                           68%            71%           261%           226%           74%

1. For the period from February 1, 1995 (inception of offering) to September 30, 1995.

2. For the period from May 3, 1993 (inception of offering) to September 30,
1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.


18  Oppenheimer Limited-Term Government Fund

  Class B                                                                   Class C
-----------------------------------------------------------------------   ---------------------------------------------
  Year Ended September 30,                                                  Year Ended September 30,
  1997           1996           1995           1994          1993(2)        1997          1996           1995(1)
----------------------------------------------------------------------------------------------------------------------------
    $10.26         $10.44         $10.41      $11.06        $10.96           $10.25        $10.43         $10.32
----------------------------------------------------------------------------------------------------------------
       .66            .67            .71         .62           .23              .66           .66            .45
       .02           (.19)           .01        (.64)          .10              .02          (.18)           .10
    ------         ------         ------      ------        ------           ------        ------         ------
       .68            .48            .72        (.02)          .33              .68           .48            .55
----------------------------------------------------------------------------------------------------------------
      (.63)          (.63)          (.69)       (.62)         (.23)            (.63)         (.63)          (.44)
      (.01)          (.03)            --        (.01)           --             (.01)         (.03)            --
    ------         ------         ------      ------        ------           ------        ------         ------
      (.64)          (.66)          (.69)       (.63)         (.23)            (.64)         (.66)          (.44)
----------------------------------------------------------------------------------------------------------------
    $10.30         $10.26         $10.44      $10.41        $11.06           $10.29        $10.25         $10.43
    ======         ======         ======      ======        ======           ======        ======         ======
----------------------------------------------------------------------------------------------------------------
      6.82%          4.74%          7.18%     ( 0.17)%        3.02%            6.83%         4.71%          5.47%
----------------------------------------------------------------------------------------------------------------
  $183,476       $160,572       $121,178     $38,877        $5,077          $73,559       $45,356        $14,569
----------------------------------------------------------------------------------------------------------------
  $171,496       $147,017       $ 72,131     $15,801        $2,561          $57,506       $32,349        $ 6,112
----------------------------------------------------------------------------------------------------------------
      6.39%          6.46%          6.80%       5.91%         4.81%(4)         6.35%         6.34%          6.51%(4)
      1.62%          1.62%          1.71%       1.79%         1.87%(4)         1.62%         1.64%          1.80%(4)
----------------------------------------------------------------------------------------------------------------
        68%            71%           261%        226%           74%              68%           71%           261%

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollar-rolls") for the period ended September 30, 1997 were $763,306,417 and $485,457,078, respectively. For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls."

See accompanying Notes to Financial Statements.

19  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal primarily through investments in U.S. Government and agency securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and
Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the
Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


20  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1997, the Fund had entered into outstanding when-issued or forward commitments of $266,798,217.

              In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $9,648,000, expiring between 2001 and 2005.


21  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

              The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,142,754, a decrease in accumulated net realized loss on investments of $5,226,655, and a decrease in paid-in capital of $4,083,901, of which
$1,044,513 is considered a tax return of capital.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


22  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         Year Ended September 30, 1997      Year Ended September 30, 1996
                       ---------------------------------- --------------------------------
                       Shares             Amount             Shares          Amount
------------------------------------------------------------------------------------------
Class A:
Sold                      33,021,129    $  339,328,054       21,513,142    $  222,573,075
Dividends reinvested       2,266,710        23,303,389        2,005,298        20,746,018
Redeemed                 (26,940,608)     (276,691,626)     (14,074,194)     (145,567,099)
                        ------------    --------------     ------------    --------------
Net increase               8,347,231    $   85,939,817        9,444,246    $   97,751,994
                        ============    ==============     ============    ==============
------------------------------------------------------------------------------------------
Class B:
Sold                       6,061,213    $   62,284,400        7,184,124    $   74,533,887
Dividends reinvested         722,567         7,426,989          612,492         6,335,732
Redeemed                  (4,618,172)      (47,456,661)      (3,752,397)      (38,779,221)
                        ------------    --------------     ------------    --------------
Net increase               2,165,608    $   22,254,728        4,044,219    $   42,090,398
                        ============    ==============     ============    ==============
------------------------------------------------------------------------------------------
Class C:
Sold                       4,851,238    $   49,789,058        3,837,630    $   39,749,107
Dividends reinvested         274,536         2,818,476          153,531         1,583,682
Redeemed                  (2,399,494)      (24,614,507)        (962,267)       (9,907,108)
                        ------------    --------------     ------------    --------------
Net increase               2,726,280    $   27,993,027        3,028,894    $   31,425,681
                        ============    ==============     ============    ==============

-----------------------------------------------------------------------------------------

3. Unrealized Gains and Losses on Investments

At September 30, 1997, net unrealized appreciation on investments of $467,157 was composed of gross appreciation of $10,657,312, and gross depreciation of $10,190,155.


23  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $100 million of average annual net assets, 0.45% on the next $150 million, 0.425% on the next $250 million and 0.40% on net assets in excess of $500 million.

              The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

              For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,369,751, of which $649,017 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,610,869 and $462,593, respectively, of which $113,899 and $19,576, respectively, were paid to an affiliated broker/dealer. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $450,299 and $47,488, respectively, upon redemption of Class B and Class C shares as compensation for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $81,789 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


24  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and
Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $12,731 and $10,271, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $1,409,224 and $351,116, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either
Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At September 30, 1997, OFDI had incurred unreimbursed expenses of $4,697,177 for Class B and $1,134,939 for Class C.
--------------------------------------------------------------------------------
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


25  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. Futures Contracts (continued)
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At September 30, 1997, the Fund had outstanding futures contracts as follows:

                                                          Valuation as of
                               Expiration     Number of   September 30,    Unrealized
                               Date           Contracts   1997             Depreciation
----------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 30 yr.      12/97            12       $ 1,383,375       $  3,750
                                                                             ---------
Contracts to Sell
---------------------
U.S. Treasury Nts., 5 yr.        12/97           179        19,225,719         95,172
U.S. Treasury Nts., 10 yr.       12/97           355        39,094,375        363,750
                                                                             ---------
                                                                              458,922
                                                                             ---------
                                                                             $462,672
                                                                             =========

--------------------------------------------------------------------------------------

6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

              The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

              Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.


26  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

              The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 1997 was as follows:



                              Call Options                 Put Options
                              --------------------------   -------------------------
                              Number of     Amount of      Number of     Amount of
                              Options       Premiums       Options       Premiums
------------------------------------------------------------------------------------
Options outstanding at
September 30, 1996                   --     $       --          --       $      --
Options written                  31,000        217,969          56          16,289
Options closed or expired       (31,000)      (217,969)        (56)        (16,289)
                               --------     ----------        ----       ---------
Options outstanding at
September 30, 1997                   --     $       --          --       $      --
                               ========     ==========        ====       =========

----------------------------------------------------------------------------------

7. Illiquid Securities

At September 30, 1997, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 5% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation at September 30, 1997 was $37,154, which represents 0.01% of the Fund's net assets.


27  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

              The Fund had no borrowings outstanding during the year ended September 30, 1997.
--------------------------------------------------------------------------------
9. Other Matters

At a meeting held on July 25, 1997, the Board of Trustees approved the addition of Class Y shares for Oppenheimer Limited-Term Government Fund, to be offered at a future date.


28  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Limited-Term Government Fund:


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Limited-Term Government Fund as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for the period October 1, 1992 to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund at September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP


Denver, Colorado
October 21, 1997


29  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

           None of the dividends paid by the Fund during the fiscal year ended September 30, 1997 are eligible for the corporate dividend-received deduction.

           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


30  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Officers and Trustees   James C. Swain, Chairman and Chief Executive Officer
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Avis, Trustee
                        William A. Baker, Trustee
                        Charles Conrad, Jr., Trustee
                        Jon S. Fossel, Trustee
                        Sam Freedman, Trustee
                        Raymond J. Kalinowski, Trustee
                        C. Howard Kast, Trustee
                        Robert M. Kirchner, Trustee
                        Ned M. Steel, Trustee
                        George C. Bowen, Vice President, Treasurer and
                        Assistant Secretary
                        Andrew J. Donohue, Vice President and Secretary
                        Jerry A. Webman, Vice President
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor      OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor             OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of            Citibank, N.A.
Portfolio Securities
--------------------------------------------------------------------------------
Independent Auditors    Deloitte & Touche LLP

--------------------------------------------------------------------------------
Legal Counsel           Myer, Swanson, Adams & Wolf, P.C.


                        This is a copy of a report to shareholders of Oppenheimer Limited-Term Government Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Limited-Term Government Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


31  Oppenheimer Limited-Term Government Fund

Internet
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RA0855.001.0997 November 28, 1997

Information and services
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As an Oppenheimer fund shareholder, you have some special privileges. Whether
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